UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL	34108
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement

On February 20, 2019, FTE Networks, Inc. (the “Company”) signed a 22-month term note (“Term Note”) with LeoGroup Private Investment Access, LLC (the “Noteholder”). The Term Note was for $5,000,000, payable in monthly installments over twenty-two (22) months bearing interest at a rate of 22% per annum. The Term Note was personally guaranteed by Anthony Sirotka, the Company’s interim chief executive officer, and is secured by the assets of the Company, subject to any senior rights or claims by the Company’s senior secured lender.

In connection with the Term Note, the Company also agreed to issue 1,005,751 shares of Company common stock (the “Shares”) to Niagara Nominee, LP (“Niagara”). Niagara was issued the Shares for its role as co-guarantor of the Term Note to the investors of the Noteholder. Niagara is an affiliate of Lateral Investment Management (“Lateral”), the Company’s senior secured lender.

Item 2.03 Creation of a Direct Financial Obligation

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The issuance of the Shares by FTE to Niagara was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as the offer and sale of the Shares does not involve a public offering of FTE’s common stock. FTE has determined that Niagara is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. The certificate or book-entry designations representing the Shares will bear appropriate legends to the effect that such securities have not been registered under the Securities Act or the securities laws of any state and may not be sold or transferred in the absence of an effective registration statement under the Securities Act and applicable state securities laws or an exemption from registration thereunder.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	22-month Term Note dated February 15, 2019 by and among the Company, certain subsidiaries of the Company party thereto and Noteholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Anthony Sirotka
Anthony Sirotka
Interim Chief Executive Officer

Date: February 26, 2019